Exhibit 25


                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of September, 1994.


                                      /s/ David L. Bodde
                                          David L. Bodde


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 13th day of September, 1994, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to me known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                     /s/ Janee C. Rosenthal
                                Notary Public for Clay County
                                        State of Missouri

My Commission Expires:

February 25, 1995

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of September, 1994.


                                     /s/ William H. Clark
                                         William H. Clark


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 13th day of September, 1994, before me the undersigned, a Notary Public, personally appeared William H. Clark, to me known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/ Janee C. Rosenthal
                                  Notary Public for Clay County
                                        State of Missouri

My Commission Expires:

February 25, 1995

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of September, 1994.


                                     /s/ Robert J. Dineen
                                         Robert J. Dineen


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 13th day of September, 1994, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to me known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                    /s/ Janee C. Rosenthal
                                  Notary Public for Clay County
                                        State of Missouri

My Commission Expires:

February 25, 1995

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of September, 1994.


                                      /s/ Arthur J. Doyle
                                          Arthur J. Doyle


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 13th day of September, 1994, before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to me known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                    /s/ Janee C. Rosenthal
                                  Notary Public for Clay County
                                        State of Missouri

My Commission Expires:

February 25, 1995

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of September, 1994.


                                    /s/ W. Thomas Grant II
                                        W. Thomas Grant II


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 13th day of September, 1994, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to me known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/ Janee C. Rosenthal
                                  Notary Public for Clay County
                                        State of Missouri

My Commission Expires:

February 25, 1995

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of September, 1994.


                                  /s/ George E. Nettels, Jr.
                                      George E. Nettels, Jr.


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 13th day of September, 1994, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to me known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                    /s/ Janee C. Rosenthal
                                  Notary Public for Clay County
                                        State of Missouri

My Commission Expires:

February 25, 1995

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of September, 1994.


                                    /s/ Linda Hood Talbott
                                        Linda Hood Talbott


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 13th day of September, 1994, before me the undersigned, a Notary Public, personally appeared Linda Hood Talbott, to me known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                    /s/ Janee C. Rosenthal
                                  Notary Public for Clay County
                                        State of Missouri

My Commission Expires:

February 25, 1995

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-3; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of September, 1994.


                                      /s/ Robert H. West
                                          Robert H. West


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 13th day of September, 1994, before me the undersigned, a Notary Public, personally appeared Robert H. West, to me known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                    /s/ Janee C. Rosenthal
                                  Notary Public for Clay County
                                        State of Missouri

My Commission Expires:

February 25, 1995